UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

BRUKER BIOSCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 2, 2005, Bruker BioSciences Corporation issued a press release announcing financial results as of and for the fourth quarter and year ended December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, Bruker Biosciences Corporation also conducted a conference call regarding results for the fourth quarter and fiscal year ended December 31, 2004.  A transcript of this conference call is attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Number

	99.1	Press release dated March 2, 2005.

	99.2	Transcript of March 2, 2005 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION
(Registrant)

Date: March 2, 2005	By:	/s/ Frank H. Laukien, Ph.D.
Frank H. Laukien, Ph.D.
Chief Executive Officer and President

Exhibit Index

Exhibit Number	Exhibit Name	Location

99.1	Press release dated March 2, 2005.	Furnished herewith*

99.2	Transcript of March 2, 2005 conference call.	Furnished herewith*

*        Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.